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                                AMENDMENT NO. 2
                            TO AGREEMENT AND PLAN OF
                           MERGER AND REORGANIZATION


    THIS AMENDMENT NO. 2 to Agreement and Plan of Merger and Reorganization ("Amendment") is made and entered into as of February 8, 1999, by and among Megabios Corp., a Delaware corporation ("Megabios"), Montana Acquisition Sub, Inc., a Delaware corporation ("Merger Sub"), and GeneMedicine, Inc., a Delaware corporation ("GeneMedicine").


                                R E C I T A L S

    WHEREAS, the parties hereto entered into that certain Agreement and Plan of Merger, dated as of October 24, 1998 (the "Merger Agreement"), as amended on November 24, 1998 (the "Prior Amendment"), pursuant to which Merger Sub will be merged with and into GeneMedicine, with GeneMedicine surviving the Merger and remaining as a wholly-owned subsidiary of Megabios (the "Merger"); and

    WHEREAS, the parties hereto desire to amend the Merger Agreement to provide that the Merger Agreement may be terminated prior to the Effective Time (as such term is defined in the Merger Agreement), whether before or after approval of the Merger by the stockholders of GeneMedicine, by either Megabios or GeneMedicine if the Merger shall not have been consummated by March 31, 1999;

    NOW, THEREFORE, the parties hereto agree as follows:

      1. Section 9.1(b) of the Merger Agreement is hereby amended in its entirety to read as follows:

        "(b) by either Parent or the Company if the Merger shall not have been consummated by March 31, 1999 (unless the failure to consummate the Merger is attributable to a failure on the part of the party seeking to terminate this Agreement to perform any material obligation required to be performed by such party at or prior to the Effective Time);"

      2. All references in the Merger Agreement to the term "Agreement" shall be deemed to refer to the Merger Agreement, as amended by the Prior Amendment and this Amendment.

      3. Except as specifically modified by this Amendment, the terms of the Merger Agreement, as amended by the Prior Amendment, shall remain in full force and effect.

      4. This Amendment is made under, and shall be construed and enforced in accordance with, the laws of the State of California applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of law.

      5. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

                         [THIS SPACE INTENTIONALLY LEFT BLANK]

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    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


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

                                             MEGABIOS CORP.
                                             By:        /s/ Benjamin F. McGraw, III
                                             -------------------------------------------
                                             Printed Name:     Benjamin F. McGraw, III
                                             -------------------------------------------
                                             Title:       Chairman, President & CEO
                                             -------------------------------------------

                                             MONTANA ACQUISITION SUB, INC.
                                             By:        /s/ Benjamin F. McGraw, III
                                             -------------------------------------------
                                             Printed Name:     Benjamin F. McGraw, III
                                             -------------------------------------------
                                             Title:       Chairman, President & CEO
                                             -------------------------------------------

                                             GENEMEDICINE, INC.
                                             By:           /s/ Richard A. Waldron
                                             -------------------------------------------
                                             Printed Name:       Richard A. Waldron
                                             -------------------------------------------
                                             Title:  Vice President and Chief Financial Officer
                                             -------------------------------------------
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